UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material Pursuant to §240.14a-12

Great Ajax Corp.

(Name of Registrant as Specified in its Charter)

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April 14, 2021
Dear Fellow Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp., which will be held on June 1, 2021 by virtual meeting, beginning at 9:00 am Eastern Time.
All holders of our common stock at the close of business on the Record Date (April 7, 2021), or their duly appointed proxies, are authorized to attend the Annual Meeting. Admission to the meeting will be by a link provided on our website.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the internet as our primary means of furnishing proxy materials to stockholders. Accordingly, on or about April 14, 2021, we will send our stockholders a notice with instructions for accessing the proxy materials and voting via the internet or by telephone. This notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. Because we are using the internet, most stockholders will not receive paper copies of our proxy materials. We believe the use of the internet and telephone makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.
The Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) are available at http://www.proxyvote.com and may also be accessed through our website at www.greatajax.com under the “Financial Information — SEC Filings” section. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
Your vote is important. Please cast your vote as soon as possible over the internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on June 1, 2021.
Sincerely,
Lawrence Mendelsohn
Chairman and Chief Executive Officer

GREAT AJAX CORP.
13190 SW 68th Parkway
Suite 110
Tigard, OR 97223

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 1, 2021

NOTICE IS GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Great Ajax Corp., a Maryland corporation (the “Company”), will be held on June 1, 2021 by virtual meeting, beginning at 9:00 am Eastern Time for the following purposes:
1.
to consider and vote upon the election of the eight director nominees named in the Proxy Statement;

2.
to consider and vote upon the ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2021;

3.
to consider and vote upon the advisory vote to approve the compensation of the Company’s named executive officers, as more fully described in the Proxy Statement; and

4.
to transact such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April 7, 2021 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Your vote is important. Whether or not you expect to attend the meeting, please authorize a proxy to vote your shares via the internet, by telephone, or by completing, dating, signing and promptly returning the proxy so that your shares may be represented at the meeting.
By Order of the Board of Directors,
Lauren DeMasi
Secretary
Tigard, OR
April 14, 2021
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2021.
This Notice of Annual Meeting, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 are available at www.proxyvote.com.

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GREAT AJAX CORP.
13190 SW 68th Parkway
Suite 110
Tigard, OR 97223

PROXY STATEMENT
2021 Annual Meeting of Stockholders

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING
Why am I receiving this Proxy Statement?
This Proxy Statement contains information related to the solicitation of proxies for exercise at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on June 1, 2021 by virtual meeting, beginning at 9:00 am Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”). This solicitation is made by Great Ajax Corp. on behalf of our Board of Directors (the “Board”). “We,” “our,” “us,” and the “Company” refer to Great Ajax Corp. Any reference herein to attending the Annual Meeting, including any reference to “in person” attendance, means attending by remote communication via live webcast on the internet.
We currently intend to hold the Annual Meeting virtually. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by using: www.virtualshareholdermeeting.com/AJX2021
We have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record on April 7, 2021. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about April 14, 2021, we intend to make this Proxy Statement available on the internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting that have properly requested paper copies of such materials, within three business days of such request.
This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Annual Report”) are available at http://www.proxyvote.com. This website address contains the following documents: the Notice, the Proxy Statement and form of proxy card, and the 2020 Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
What am I being asked to vote on?
You are being asked to consider and vote upon the following proposals:
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Proposal 1 (Election of Directors):    The election of the eight director nominees named in
this Proxy Statement, each to serve until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified;

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Proposal 2 (Ratification of Moss Adams LLP):    The ratification of the appointment of Moss Adams LLP to serve as our registered independent public accounting firm for the year ending December 31, 2021;

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Proposal 3 (Approval of Executive Compensation):    The approval of, on an advisory basis, the compensation of the Company’s named executive officers; and

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To transact any other business that may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors):   “FOR” each of the Board nominees for election as directors;

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Proposal 2 (Ratification of Moss Adams LLP):   “FOR” the ratification of Moss Adams LLP as our registered independent public accounting firm for the year ending December 31, 2021.

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Proposal 3 (Approval of Executive Compensation):   “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers.

Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on April 7, 2021, the record date for the Annual Meeting (the “Record Date”), or their duly authorized proxies are entitled to vote at the Annual Meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting. As of April 7, 2021, there were 22,988,847 shares of common stock outstanding.
What are the voting rights of stockholders?
Each share of our common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on and to vote for as many individuals as there are directors to be elected. No dissenters’ rights are provided under the Maryland General Corporation Law, our charter or our Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.
Who is entitled to attend the Annual Meeting?
All holders of our common stock at the close of business on the Record Date (April 7, 2021), or their duly authorized proxies, are authorized to attend the Annual Meeting.
If you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date in order to attend the Annual Meeting. Please note, however, that only stockholders of record as of the close of business on the record date or their duly authorized proxies are entitled to vote at the Annual Meeting. For information on how to vote at the Annual Meeting if you are a beneficial owner, please see below under the heading “What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?”.
What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Stockholder of record.    If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLP, you are considered the stockholder of record of those shares and the Notice is being sent directly by us to you.

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Beneficial owner of shares held in street name.    If your shares are held in a stock brokerage account or by a bank or other intermediary, your shares are held in “street name,” you are considered the “beneficial owner” of those shares and the Notice is being forwarded to you by your broker or other intermediary through which you hold those shares. Brokers and other intermediaries are not typically holders of record for beneficial owners but are “participants” in the Cede/DTC depository system. Shares registered in the name of Cede & Co., as DTC’s nominee, are held in accounts for the clients of DTC participants (the banks, brokers and other nominees) and are commonly said to be held in “street name.” As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual

Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a “legal proxy” from the broker or other intermediary through which you hold your shares. Obtaining a “legal proxy” may take several days.
What will constitute a quorum at the Annual Meeting?
The attendance at the meeting, in person or by proxy, of the holders of a majority of shares of our common stock outstanding on the Record Date (April 7, 2021) will constitute a quorum, permitting the stockholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were 22,988,847 shares of our common stock outstanding.
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the Annual Meeting may be adjourned by the chairperson of the Annual Meeting to a date not more than 120 days after the record date without notice other than announcement at the Annual Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers through which shares are held on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before meeting of stockholders at which at least one “routine” matter appears on the proxy card. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange (“NYSE”), the exchange on which shares of our common stock are listed. On non-routine matters, nominees may not vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”
Under NYSE rules, Proposal 1 (election of directors) and Proposal 3 (approval of executive compensation) are considered non-routine proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to each of these proposals for which you did not specifically cast a vote.
Proposal 2 (ratification of Moss Adams LLP) is considered “routine” under the NYSE rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, even if the broker or other nominee does not receive voting instructions from you.
How many votes are needed for the proposals to pass?
The proposals have the following voting requirements:
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Proposal 1 (Election of Directors):    Directors are elected by a plurality of votes cast, in person, or by means of remote communication, or by proxy, at the Annual Meeting, provided that a quorum is present. There is no cumulative voting in the election of directors. Therefore, the eight director nominees receiving the highest number of “FOR” votes will be elected. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 2 (Ratification of Appointment of Registered Independent Public Accounting Firm):    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

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Proposal 3 (Approval of Executive Compensation):    The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal. For purposes of this vote, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Although the vote on this advisory proposal is non-binding, the Compensation Committee of the Board (the “Compensation Committee”) and the Board value the opinion of stockholders and will take into account the outcome of the vote when considering future executive compensation decisions. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by holder of the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
If you are a registered stockholder, you may authorize your proxy by U.S. mail, internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by internet or telephone is 11:59 pm Eastern Time the day before the Annual Meeting date, June 1, 2021. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting online and vote in person.
If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction form so that you may instruct your broker or nominee how to vote your shares.
If you sign and submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.
If I plan to attend the virtual Annual Meeting, should I still vote by proxy?
Yes. If you are a stockholder of record, voting in advance does not affect your right to attend the Annual Meeting and vote or change your vote there. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record.
How are proxy card votes counted?
If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement, “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 and “FOR” the non-binding advisory approval of compensation of the Company’s named executive officers; and as recommended by the Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?
Yes. If you are a stockholder of record, you may revoke a previously authorized proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy bearing a later date, (ii) submitting a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the 2020 Annual Report, coordination of the internet and telephone voting process, and any additional information furnished to you by us. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final results will be announced in a Current Report on Form 8-K that will be filed with the SEC within four business days after the conclusion of the Annual Meeting and may be accessed from the SEC’s website at www.sec.gov.
Whom should I contact if I have any questions?
If you have any questions about the Annual Meeting or these proxy materials, please contact us at Great Ajax Corp., 13190 SW 68th Parkway, Suite 110, Tigard, OR 97223, Attn: Corporate Secretary, or call (503) 505-5670. If you have questions about your ownership of our common stock, please contact our transfer agent, American Stock Transfer and Trust Company, LLC (www.amstock.com) by dialing 1-800-937-5449, or via e-mail at info@amstock.com.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Board is currently comprised of eight directors. The nominees, all of whom are currently serving as our directors, have been recommended by the Board for election to serve as directors until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified. Based on its review of the relationships between the director nominees and us, the Board has affirmatively determined that the following directors are “independent” directors under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Ms. Haggerty and Messrs. Condas, Friedman, Handley and Ogren.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for re-election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.
Nominees for Election as Directors
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age	Title	Director Since
Lawrence Mendelsohn	60	Chairman of the Board of Directors and Chief	2014
		Executive Officer (“CEO”); Manager of our
		Manager
Russell Schaub	57	President and Director; Vice-President and Chief	2015
		Operating Officer of the Servicer
Steven L. Begleiter	59	Director	2014
John C. Condas	60	Director	2015
Paul Friedman	67	Director	2016
Mary Haggerty*	61	Director	2021
Jonathan Bradford Handley, Jr.	51	Director	2014
J. Kirk Ogren, Jr.	61	Director	2014

*
Ms. Haggerty joined our Board effective March 8, 2021.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors.
Larry Mendelsohn has served as our Chief Executive Officer since inception. He is a founder, and has been a partner since 1995, of Aspen Capital, a private equity firm with expertise in residential and commercial mortgages, distressed securities and hospitality. Mr. Mendelsohn also serves as the manager of Thetis Asset Management LLC, our Manager, and is Chairman and CEO of Gaea Real Estate Corp, an affiliate. Since 2002, Mr. Mendelsohn has been the managing member of Flanders Street Capital Management LLC, which manages distressed corporate debt and equity, financial services and REIT investments through Flanders Street Credit Partners I, L.P., the Alleycat Partnerships and Aspen Uranus LLC. From 1998 through 2002, Mr. Mendelsohn was President and a Director of Fog Cutter Capital Group Inc. (formerly Wilshire Real Estate Investment Trust Inc.); from 1994 to 1999, he was President and a Director of Wilshire Financial Services Group Inc. (now known as Seterus, Inc. and owned by IBM); from 1991 to 1993, he was Head of Emerging Markets Debt and Equity Capital Markets at Bankers Trust New York Corporation; and from 1987 to 1991, he was Head of U.S. Equity and Distressed Securities Proprietary Trading at J.P. Morgan Securities. He has an A.B. in Economics from the University of Chicago, an M.A. in International Politics from the University of Texas and completed all but his dissertation for a Ph.D. in Finance from the University of Southern California. From 1984 to 1987,

Mr. Mendelsohn also taught Corporate Finance and Investments at the University of Southern California Marshall School of Business. Mr. Mendelsohn’s over 25 years of experience in the mortgage markets and his experience since 1995 with Aspen Capital focusing on residential and commercial mortgages qualify Mr. Mendelsohn to serve as the Chairman of our Board and to lead the Company as its CEO.
Russell Schaub has served as our President since inception. He has been with Aspen Capital since 2010, and has been Vice President and Chief Operating Officer of Gregory Funding LLC (the “Servicer” or “Gregory”), since June 2011. Mr. Schaub also serves on the internal investment committee of Thetis Asset Management LLC, our Manager, and is President of Gaea Real Estate Corp, an affiliate. He became a member of our Board upon our initial public offering (“IPO”) in February 2015. In June 2008, Mr. Schaub was the founder and managing member of Shackleton Capital Partners, a private equity firm specializing in mortgage and real estate opportunities. From June 2003 to May 2008 Mr. Schaub held executive positions at Chase Home Finance and Citibank Credit Cards. From March 2001 through December 2002 Mr. Schaub was the President and CEO of TrueCredit, a Lehman Brothers-funded venture that he sold to TransUnion. Prior thereto, Mr. Schaub was with Citigroup and Chemical Bank for 16 years in their mortgage, home equity, credit card and banking businesses. He was the President and Chief Operating Officer of Citibank’s Home Equity business from July 1998 to February 2001 and was the Chief Financial Officer (“CFO”) of CitiMortgage and then Citibank Consumer Assets from January 1995 to June 1998. Mr. Schaub has an A.B. in Economics from the University of Chicago and an M.B.A. in Finance and Marketing from the University of Chicago Booth School of Business. Mr. Schaub has over 25 years of experience in the mortgage market, including experience as the Chief Operating Officer of our Servicer, experience as an investor in mortgage-related assets, and as an executive officer of various mortgage businesses. We believe that, based on these various roles, he is well positioned to provide valuable advice to the Company as its President and serve on our Board.
Steven L. Begleiter has been a member of our Board since June 30, 2014. Mr. Begleiter is a Managing Director of Flexpoint Ford, a private equity group focused on investments in financial services and healthcare, since October 2008. Prior to joining Flexpoint Ford, Mr. Begleiter spent 24 years at Bear, Stearns & Co., serving first as an investment banker in the Financial Institutions Group and then as Senior Managing Director and member of its Management and Compensation Committee from 2002 to September 2008. Mr. Begleiter also served as head of Bear, Stearns’ Corporate Strategy Group. Mr. Begleiter has been a director of WisdomTree Investments, Inc. (NASDAQ: WETF), an exchange-traded fund sponsor and asset manager since 2011. Mr. Begleiter received his B.A. in Economics with honors from Haverford College. Mr. Begleiter’s investment banking and private equity experience, all of which has been concentrated on the financial services sector, enables him to contribute important skill sets to the Board.
John C. Condas became a member of our Board upon our IPO in February 2015. Mr. Condas has been a Partner in the Real Estate and Land Use group at Allen Matkins Leck Gamble Mallory & Natsis LLP since March 2008. Prior to joining Allen Matkins LLP, Mr. Condas was a partner at Nossman, LLP from 2003 to February 2008. Mr. Condas received his J.D. from the University of Southern California, Gould School of Law, his M.A. in Urban Planning from the University of California, Los Angeles and his A.B., with general honors, from the University of Chicago. Mr. Condas’ background as a real estate lawyer enables him to offer valuable guidance and advice to the Board.
Paul Friedman has been a member of our Board since July 7, 2016. Mr. Friedman has served on the Board of Directors of Oppenheimer Holdings Inc. since July 2015 and is currently Chairman of its Compliance Committee and a member of its Special and Compensation Committees. Mr. Friedman has also served on the Board of Directors of Tiptree Inc. since August 2016. From November 2009 to March 2015, Mr. Friedman served as the Senior Managing Director and Chief Operating Officer of Guggenheim Securities LLC. From June 2008 to October 2009, Mr. Friedman served as the Managing Director of Mariner Investment Group. Mr. Friedman spent 27 years at Bear Stearns & Co. Inc. from 1981 to 2008, most recently holding the position of Chief Operating Officer of its Fixed Income Division. Mr. Friedman is a Certified Public Accountant and has a M.S. in Finance and Accounting from New York University, Stern School of Business, and a B.A. in Economics from Colgate University. Mr. Friedman brings an extensive amount of operational and risk management experience to the Board as well as a deep knowledge of the financial services industry.

Mary Haggerty has been a member of our Board since March 8, 2021. Ms. Haggerty retired in March 2020 from JPMorgan Chase as a Managing Director in Capital Markets. She joined JPMorgan during the merger with Bear Stearns in 2008 and served the combined companies for 28 years. Most recently, Ms. Haggerty led the Portfolio Management Group in Capital Markets and spearheaded the restructuring of Chase Home Lending’s mortgage servicing portfolio. Prior to that, she led several businesses in the Securitized Products Group of JPMorgan Securities, including Plymouth Park Tax Services (a business that invested in delinquent real estate taxes), the Securitized Products Transaction Management Group, and EMC Mortgage Corporation (a residential mortgage special servicer). At Bear Stearns, as Senior Managing Director and Co-Head of Mortgage Finance, she built and managed its residential mortgage origination, acquisition, warehouse lending and mortgage finance businesses. Ms. Haggerty served as a board member of J.P. Morgan Residential Mortgage Acceptance Corp. between July 2009 and March 2020, a board member of Reoco, Inc. between December 2008 and March 2020 and a board member of Bear Stearns Residential Mortgage Corporation between April 2011 and December 2018. Ms. Haggerty began her career as a Certified Public Accountant at Arthur Young & Company. She has a B.S. degree in accounting from the State University of New York at Albany, is a board member of The University at Albany Foundation, and serves as a member of the Dean’s Advisory Council for the School of Business. Ms. Haggerty also serves as board member and Treasurer of Virtual Enterprises International, Inc., a national educational non-profit that develops entrepreneurial skills in middle and high school students utilizing a work-based learning environment and academic standards-based education. Ms. Haggerty’s background in investment banking paired with her experience in various director roles provide her with the expertise to serve as a director.
Jonathan Bradford Handley, Jr. has been a member of our Board since June 30, 2014. Mr. Handley co-founded and served as Managing Director of Swander Pace Capital (“SPC”), a consumer products-focused private equity firm, from 1996-2013. During his years co-managing SPC, the firm raised four private funds with over $1 billion in equity capital and completed 36 investments, the majority being control-buyouts of consumer products companies. Prior to co-founding SPC, Mr. Handley was a Vice-President with The Shansby Group (now called “TSG Consumer Ventures”), a consumer-focused private equity fund. Earlier, he was an Associate Consultant with Swander Pace & Company, a strategic management consulting firm, where he worked with Fortune 500 consumer products companies. Mr. Handley has served as a Chairman or Director of more than a dozen private companies, including ReNew Life Formulas, Inc.; International Fiber Corporation; Reef Holdings Corp.; Totes-Isotoner Corporation; and Fleischmann’s Vinegar Company, Inc. Mr. Handley received dual BA degrees in Economics and East Asian Studies with honors from Stanford University. Mr. Handley’s private equity and consulting experience, together with his experience as a director of various companies, enables him to provide valuable guidance and advice to the Board in many important areas.
J. Kirk Ogren, Jr. has been a member of our Board since June 30, 2014. Mr. Ogren was co-founder, Partner, and Portfolio Manager of TPG Credit Management (now known as Castlelake), a multi-billion dollar global alternative investment firm focused upon distressed credit and special situations from 2005 until 2013. Mr. Ogren served on the firm-wide Investment Committee and was actively involved in investing and managing capital in North America, Latin America and Asia. From 1993 until 2005, Mr. Ogren was a senior member and Managing Director with Cargill Value Investment (now known as CarVal Investors), where he managed distressed and special situations investments in North America and Emerging Markets. From 1985 until 1993, Mr. Ogren was a Vice President with Bankers Trust Company and worked in the Latin America Merchant Banking Group with assignments in New York and Santiago, Chile. Mr. Ogren received his B.B.A. in Finance from the University of Notre Dame and a M.I.B.S. from the University of South Carolina. Mr. Ogren also holds the Chartered Financial Analyst designation. Mr. Ogren’s broad-based commercial and investment banking experience, combined with his asset management expertise, qualify him to serve as a director.
Vote Required and Recommendation
The affirmative vote of a plurality of all the votes cast at the Annual Meeting is necessary for the election of a director. Therefore, the eight individuals with the highest number of affirmative votes will be elected to the eight directorships. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, which is comprised entirely of independent directors, has appointed Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Moss Adams LLP will be present at the Annual Meeting by conference phone, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm. For purposes of vote on this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Moss Adams LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Moss Adams LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENTOF MOSS ADAMS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.
Relationship with Independent Registered Public Accounting Firm
Fee Disclosure
Our consolidated financial statements for the period ended December 31, 2020 have been audited by Moss Adams LLP, which served as our independent registered public accounting firm for that year.
The following summarizes the fees billed by Moss Adams LLP for services performed for the year ended December 31, 2020 and 2019:
	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees	$794,000	$745,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$794,000	$745,000
Audit Fees.    Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the consolidated financial statements, review of registration statements and services that are normally provided by accountants in connection with statutory and regulatory filings or engagements.
Audit-Related Fees.    Audit-Related Fees consist of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not “Audit Fees.”
Tax Fees.    Tax Fees consist of fees and related expenses billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and tax planning and structuring.

All Other Fees.    All Other Fees consist of fees and expenses for products and services that are not “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”
On February 23, 2021, the Audit Committee appointed Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Moss Adams LLP has served as our independent registered public accounting firm since our inception in 2014.
Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, pursuant to the Audit Committee Pre-Approval Policy, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Audit Committee Pre-Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
All audit-related, tax and other services provided to us are reviewed and pre-approved by the Audit Committee.

PROPOSAL 3 — ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION
Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder provide that, not less frequently than once every three years, an issuer shall include in its proxy statement for its annual meeting of stockholders an advisory resolution subject to a stockholder vote to approve the compensation of the Company’s named executive officers. We are required to hold an advisory stockholder vote to approve the compensation of the Company’s named executive officers.
At the Annual Meeting, you are asked to approve the compensation of the Company’s named executive officers as described under the heading “Compensation Discussion and Analysis,” the compensation tables and the related narrative discussion, by voting in favor of the following advisory resolution:
“RESOLVED, that the stockholders of Great Ajax Corp. approve the compensation of the named executive officers as discussed and disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Under the rules and regulations of the SEC, your vote is advisory and will not be binding upon the Company or the Board and will not be construed to overrule any decision by the Company or the Board or require the Board to take any action. However, the Compensation Committee and the Board will take the results of this advisory vote into consideration when considering future compensation arrangements for the named executive officers and whether any adjustments or modifications are warranted.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting will approve this advisory resolution. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.
As discussed in this Proxy Statement, the Compensation Committee and the Board believe that the Company’s compensation programs and the actual compensation paid to the named executive officers are supportive of the long-term interests of the Company and the creation of value for the company’s stockholders.
THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance Profile
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
•
the Board is not classified, with each of our directors subject to re-election annually;

•
five of our eight directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•
at least one of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

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we comply with the requirements of the NYSE listing standards, including having Board committees comprised solely of independent directors; and

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we have opted out of the business combination and control share acquisition statutes in the Maryland General Corporation Law.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Board Committees
The Board has established four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Investment Supervisory Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee is comprised exclusively of independent directors. Additionally, the Board from time to time establishes other committees to facilitate the management of the Company.
The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Investment Supervisory Committee
Lawrence Mendelsohn				X (chair)
Russell Schaub
Steven L. Begleiter
John C. Condas		X	X	X
Paul Friedman	X	X	X
Mary Haggerty(1)	X
Jonathan Bradford Handley,Jr.(2)	X (chair)
J. Kirk Ogren, Jr.	X	X (chair)	X (chair)	X

(1)
Ms. Haggerty joined our Board of Directors and Audit Committee effective March 8, 2021 and was not a member of the Audit Committee during calendar year 2020.

(2)
Audit Committee financial expert.

Audit Committee
Our Audit Committee consists of Mr. Handley, chairperson, Mr. Friedman, Ms. Haggerty, and Mr. Ogren. Mr. Handley satisfies the requirements for being designated an audit committee financial expert as defined in SEC regulations because of his financial and accounting expertise derived from his experiences as a founder and managing director of SPC.

Our Board has adopted an Audit Committee charter. The Audit Committee charter defines its primary duties to include:
•
serving as an independent and objective body to monitor and assess the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance generally of our internal audit function;

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overseeing the audit and other services of our independent auditors and being directly responsible for the appointment, independence, qualifications, compensation and oversight of our independent auditors, who report directly to the Audit Committee;

•
providing an open means of communication among our independent auditors, accountants, financial and senior management, our internal auditing department, our corporate compliance department and our Board;

•
resolving any disagreements between our management and the independent auditors regarding our financial reporting;

•
meeting at least quarterly with senior executives, internal audit staff and independent auditors;

•
discussing our earnings press releases and our policies with respect to risk assessment and risk management; and

•
preparing the audit committee report for inclusion, if required, in our annual proxy statements for our annual stockholders’ meetings.

Our Audit Committee charter also mandates that our audit committee approve all audit, audit-related, tax and other services conducted by our independent accountants. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepared the Audit Committee report included in this Proxy Statement.
Compensation Committee
Our Compensation Committee consists of Mr. Ogren, chairperson, Mr. Friedman and Mr. Condas. Our Board has adopted a Compensation Committee charter, which sets forth the Compensation Committee’s primary duties, including:
•
determining the compensation payable to the directors, including the number of shares underlying, and the terms of, restricted common share awards and stock options to be granted to our directors;

•
administering and implementing the 2016 Equity Incentive Plan, the 2014 Director Equity Plan and any other equity incentive plan that we may implement;

•
reviewing and approving any new equity compensation plan, material change to an existing plan, or any stock option or other type of award, if required;

•
establishing guidelines and standards for determining the compensation, if any, of our executive officers and recommending to our Board compensation, if any, for them;

•
evaluating the objectives of the executive officer compensation programs and the performance of our executive officers;

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endeavoring to ensure that our, our Manager’s, and our Servicer’s compensation plans are effective in attracting and retaining key employees and reinforcing business strategies and objectives; and

•
preparing a report on executive compensation, if required for inclusion in our annual proxy statement for our annual stockholders’ meetings.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Ogren, chairperson, Mr. Friedman and Mr. Condas. Our Board has adopted a Nominating and Corporate Governance Committee charter, which defines the Nominating and Corporate Governance Committee’s primary duties, including:
•
establishing standards for service on our Board;

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identifying individuals qualified to become members of our Board and recommending director candidates for election or re-election to our Board;

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considering and making recommendations to our Board regarding Board size, diversity and composition, committee composition and structure and procedures affecting directors, and each director’s independence;

•
reviewing the current composition of our Board to determine the diversity needs of the Board, including those related to skills, experience, race, geographic origin and gender;

•
advising the Board and our Manager on candidates for our executive offices, and conducting appropriate investigation of such candidates;

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monitoring our corporate governance principles and practices, our code of business conduct and ethics, our human resource practices, our fulfillment of obligations of fairness in internal and external matters, and the effectiveness of our Board; and

•
reviewing changes in legislation, regulations, and other developments impacting corporate governance and making recommendations to the Board with respect to such matters.

Investment Supervisory Committee
Our Investment Supervisor Committee consists of Lawrence Mendelsohn, John Condas and Kirk Ogren. The Investment Supervisory Committee’s primary duties include:
•
assisting the Board by reviewing all current management investment practices and evaluating and monitoring existing and proposed investments by the Company;

•
overseeing the investment operations of Thetis Asset Management LLC (the “Manager”) and acts as liaison between the Manager and the Board with respect to investments, investment strategies and investment guidelines and policies;

•
approving investments and acquisitions that exceed 10% of the equity of the Company from time to time; and

•
reviewing and makes recommendations to the Board with respect to any related party investment transactions.

Board and Committee Meetings
In 2020, the Board met five times, the Audit Committee met four times, the Compensation Committee met twice, the Nominating and Corporate Governance Committee met twice and the Investment Supervisory Committee held one meeting, each including telephonic meetings. Each director attended all Board and applicable committee meetings on which he served during his period of service, except that Jonathan Bradford Handley, Jr. was unable to attend one Board meeting due to a family emergency.
Directors are expected to attend, in person or by telephone, all Board meetings and meetings of committees on which they serve.

Risk Management and Oversight Process
Our Board and each of its committees are involved in overseeing risk associated with our operations and business. The Board and the Audit Committee monitor our credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management and independent auditors. In its periodic meetings with independent auditors, the Audit Committee discussed the scope and plan for any internal audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. The Audit Committee also discusses with our independent auditors the external audit scope, the independent auditing firm’s responsibility under applicable requirements, including the Standards of the Public Company Accounting Oversight Board, accounting policies and practices and other required communications. The Audit Committee and, where appropriate, the independent members of the Board, review and approve related party transactions under our Related Party Transactions Policy. The Board and the Nominating and Corporate Governance Committee monitor our governance and succession risks by regular reviews with management. The Board and the Compensation Committee monitor our compensation policies and related risks by regular reviews with management. In addition, the Board and the investment supervisory committee of the Board (the “Investment Supervisory Committee”) monitor our operations with respect to related party investment transactions, significant investments and overall oversight of our investment strategies, guidelines and policies.
The Board’s role in risk oversight is consistent with our leadership structure, with the CEO and other members of senior management of our Manager that perform services for us having responsibility for assessing and managing our risk exposure, and with the Board and its committees providing oversight in connection with these efforts. See “Board Leadership Structure.”
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. In considering director candidates and the composition of the Board, the Nominating and Corporate Governance Committee takes into account factors including, but not limited to, the current composition of the Board as a whole; diversity; age and succession considerations; skills and industry and other experience in the context of the Board’s needs; the desire for a substantial majority of independent directors; and the commitment of time on the part of directors to their service. The Nominating and Corporate Governance Committee aims to advance the Board’s and the company’s goal of having a diverse and inclusive Board with directors having different backgrounds, including, but not limited to, geography, race, ethnicity, gender, and age. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee selects the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.
Stockholders wishing to recommend individuals for consideration for election must provide as to each individual all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2022 Annual Meeting.”
Code of Business Conduct and Ethics
The Board established a Code of Business Conduct and Ethics that applies to our officers, directors and employees and a Code of Ethics for the CEO, CFO and other senior financial officers that applies to our CEO, CFO and other senior financial officers. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the Code of Business Conduct and Ethics must be approved by the Compliance Officer or such officer’s designee. Any waiver of the Code of Ethics for the CEO, CFO and other senior financial officers must be approved in writing by the Board. Any such waiver shall be promptly disclosed to stockholders as required by law or NYSE regulations.
Hedging and Pledging Policy
Under the Company’s Insider Trading Policy, our named executive officers are prohibited from hedging Company stock. Additionally, Company personnel are prohibited from engaging in any of the following activities involving the Company’s shares: pledging Company securities, short sales, buying or selling puts or calls, or engaging in derivative transactions relating to Company securities (e.g., exchange traded options, etc.).
Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics and the Code of Ethics for the CEO and CFO, on our website at www.greatajax.com under the “Investor Relations-Company Information” tab, and these documents are available in print to any stockholder who sends a written request to such effect to Great Ajax Corp., 13190 SW 68th Parkway, Suite 110, Tigard, OR 97223, Attention: Corporate Secretary. Information at or connected to our website is not and should not be considered a part of this Proxy Statement.
Independence of Directors
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent directors. Under the NYSE listing standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director has no material relationship with the company (either directly or as a partner, stockholder or officer of an organization that has a relationship with such company).
The Board currently has eight directors, a majority of whom the Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Ms. Haggerty and Messrs. Condas, Friedman, Handley and Ogren. Messrs. Mendelsohn and Schaub are not independent as they are executive officers of the Company. Mr. Begleiter is not independent as he is the designee of Flexpoint REIT Investor which owns interests in our Manager and Servicer, as indicated below.
Board Leadership Structure
Mr. Mendelsohn serves as the Chairman of the Board and CEO. The Board has reviewed its current leadership structure and has determined that the combined Chairman and CEO position is currently the most appropriate and effective leadership structure for the Company. Mr. Mendelsohn has been involved with the mortgage markets for more than 25 years. As the individual primarily responsibility for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues.

Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors since our IPO, our non-management directors meet in executive sessions without management participation regularly. The non-management directors determine among themselves which non-management directors will preside over each executive session (the “presiding independent director”), although the same director is not required to preside at all such executive sessions. The presiding independent director approves the meeting agenda items and serves as a liaison between the Chairman of the Board and the independent directors with respect to matters discussed at each such executive session.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the Corporate Secretary of Great Ajax Corp., 13190 SW 68th Parkway, Suite 110, Tigard, OR 97223. The independent, non-employee directors have directed our Secretary to act as their agent in processing any communications received. All communications that relate to matters within the scope of the responsibilities of the Board and its standing committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of the responsibilities of one of the Board’s standing committees are also to be forwarded to the chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the responsibilities of the Board are to be sent to the appropriate member of management.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee is or has been an officer or employee of our Company, and no member has any relationship with us requiring disclosure under Item 404 of SEC Regulation S-K. No executive officer of our Company currently serves or has served as a member of any board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board.
Diversity and Inclusion*
•
Women hold executive officer positions at our company, including our CFO and General Counsel.

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41% of our Manager’s employees are women or are from an underrepresented community.

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56% of our Servicer’s employees are women or are from an underrepresented community.

Legal Proceedings
The nature of our business exposes our properties, us and our operating partnership, Great Ajax Operating Partnership L.P., to the risk of claims and litigation in the normal course of business. Other than routine litigation arising out of the ordinary course of business, neither we nor our officers and directors are presently subject to any material litigation nor, to our knowledge, is any material litigation threatened against us or any of our officers or directors.

*
We define underrepresented communities to include African Americans, Hispanics, Native Americans, Native Hawaiians and Pacific Islanders, as determined by how the employees of our Manager and Servicer self-identify.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion. This table reflects all of the Company’s executive officers.
Name	Age	Title
Lawrence Mendelsohn	60	Chairman of the Board and CEO; Manager of our Manager
Russell Schaub	57	President and Director; Vice-President and Chief Operating Officer of the Servicer
Mary Doyle	56	CFO; CFO of the Manager and the Servicer
Set forth below is a description of the background of our CFO, Ms. Mary Doyle. Messrs. Mendelsohn and Schaub’s backgrounds are described above under “Proposal 1: Re-election of Directors.”
Mary Doyle joined us as our CFO on April 18, 2016. She also serves as the CFO for Gregory Funding, our Servicer, for Thetis Asset Management LLC, our Manager, and for Gaea Real Estate Corp., an affiliate. Prior to joining us, Ms. Doyle served as the Senior Vice President of Finance and the Senior Advisor to the CFO at Nationstar Mortgage LLC, one of the largest mortgage servicers in the United States, from 2012 to 2015. Prior to that, she was the Senior Advisor to the CFO and Acting Tax Director at Aurora Bank, FSB, a subsidiary of Lehman Brother Holdings Inc., from 2011 to 2013 and the CFO at Arch Bay Capital, LLC, an investment firm specializing in the real estate and mortgage industries, from 2010 to 2011. Prior to that, she worked at Fannie Mae and Sallie Mae, as well as the international public accounting firms of Arthur Andersen LLP and KPMG LLP. Ms. Doyle has a B.B.A. in Marketing from the University of Texas and a M.S. in Accounting from the University of Houston.
COMPENSATION OF EXECUTIVE OFFICERS
Compensation Discussion and Analysis
Overview
We are externally managed by our Manager under the terms of the management agreement, pursuant to which our Manager provides us with all of the personnel required to manage our operations, including our executive officers. Our Manager or the Servicer makes all decisions relating to the compensation of such officers based on factors it deems appropriate. We do not directly or indirectly reimburse our Manager for the compensation paid to our executive officers. We do not provide any of our executive officers with pension benefits or nonqualified deferred compensation plans. We do not have any employment agreements with any person (except with Ms. Doyle as described below under “Employment Agreement with Ms. Mary Doyle”) and are not obligated to make any payments to any of our executive officers upon termination of employment or a change in control (except with Ms. Doyle as described below under “Employment Agreement with Ms. Mary Doyle”). See “Certain Relationships and Related Party Transactions —  Management Agreement.”
Under the Management Agreement by and between the Company and the Manager as amended and restated on March 5, 2019, the Company pays a quarterly base management fee based on our consolidated stockholders’ equity per annum and a quarterly and annual incentive management fees based on its cash distributions to its stockholders for the applicable period. Our executive officers are officers or employees of our Manager or Servicer and receive compensation from them as appropriate.
Our Manager and its affiliates’ principal compensation philosophy is to seek to align the interests of its professionals with those of its investors and investors in the vehicles that it manages. This alignment is achieved in a number of ways including through the practice of paying annual incentive compensation partly in the form of equity-based awards that are subject to vesting. Our Manager and its affiliates take into consideration various factors in determining the total compensation payable to its professionals, including the type, scope and level of responsibility of the professional, competitive market dynamics, the individual contributions made by the professional to the success of the Manager and its affiliates, and corporate citizenship exhibited by the professional.

Except for certain equity grants, our Manager compensates each of our executive officers. Our compensation policies focus mainly on retaining and attracting employees necessary to operate and grow our business, and to compensate such employees in a manner that will align their interests with the interests of our shareholders. Our Manager, in its discretion, determines the levels of base salary and cash incentive compensation earned by its officers and whether and to what extent our officers will be provided with pension, deferred compensation and other employee benefit plans and programs. We have adopted the 2016 Equity Incentive Plan, under which we may provide incentive compensation to non-employee directors, executive officers, key employees and service providers in order to stimulate their efforts toward our continued success, long-term growth and profitability and to attract, reward and retain key personnel.
Say-on-Pay Vote and Say-on-Frequency Vote
We have provided our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers and the frequency at which such advisory vote will be held. We have included in this Proxy Statement certain additional information about the compensation of our executive officers that is consistent with disclosure guidance for externally managed companies previously issued by Institutional Shareholder Services Inc., including:
•
the aggregate cash compensation paid by our Manager to our named executive officers that is reasonably associated with their management of our Company, as well as a calculation of the percentage of such aggregate cash compensation relative to the aggregate amount of management fees and reimbursements we paid to our Manager during 2020;

•
the allocation of such aggregate cash compensation amount between fixed and variable cash compensation; and

•
factors considered by our Manager in determining our named executive officers’ variable cash compensation.

We have also provided the compensation-related information and data that is required of us, as an externally-managed issuer, per SEC rules and regulations. Such required disclosure focuses primarily on the equity compensation that we pay to our named executive officers, which is set forth in the “Equity Incentive Compensation” section of this Proxy Statement and identifies the factors considered by the Compensation Committee in determining such pay.
At our 2020 Annual Meeting of Stockholders, we asked our stockholders to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. Although the advisory shareholder vote on executive compensation was non-binding, the Compensation Committee has considered, and will continue to consider, the outcome of this vote each year when making compensation decisions for our executive officers. A substantial majority of the stockholders who voted on the “say-on-pay” proposal at our 2020 Annual Meeting of Stockholders approved the compensation of our named executive officers. The Compensation Committee determined that no significant additional changes were needed to the executive compensation program in 2020 or 2021. Nonetheless, because market practice and our business needs continue to evolve, the Compensation Committee continually evaluates our compensation program.
We ask our stockholders to approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers every three years. The next advisory vote will occur at our 2022 Annual Meeting of Stockholders.
Compensation Program
As an externally managed company, we utilize a hybrid approach to the compensation program for our named executive officers and payment of our management fees to our Manager. Our Manager is responsible under the Management Agreement for all cash compensation paid to our named executive officers. Equity incentive compensation that is awarded to our named executive officers from time to time is the responsibility of the Company and is determined by our Compensation Committee in accordance with our 2016 Equity Incentive Plan. As described in more detail in the following sections, we believe that the terms of the Management Agreement and the utilization of our 2016 Equity Incentive Plan effectively align the interests of the Company and our Manager with those of our business, our named executive officers and, most importantly, our stockholders.
Cash Compensation
We do not pay any cash compensation to our named executive officers or to any other employees of our Manager who support our business. Our Manager is responsible for all cash compensation for our executive officers and for making decisions relating thereto based on such factors as our Manager determines appropriate. However, our Manager takes into consideration the interests of the Company in ensuring that its compensation philosophy is consistent with our objectives and consults with our Compensation Committee concerning the cash compensation that it proposes to pay to its employees who serve as our executive officers. The cash compensation paid by our Manager to our executive officers includes salaries and performance-based bonuses for services provided to our company. Cash compensation paid by our Manager to the individuals serving as our executive officers, includes salaries that are derived in part from the management fee we pay to the Manager and in part from various other revenue streams generated by our Manager in its ordinary course of operations as a global asset manager. However, our Manager takes into consideration the interests of the Company in ensuring that its compensation philosophy is consistent with our objectives and consults with our Compensation Committee concerning the cash compensation that it proposes to pay to its employees who serve our executive officers. The cash compensation paid by our Manager to our executive officers includes salaries and performance-based bonuses for services provided to our company. Cash compensation paid by our Manager to the individuals serving as our executive officers, includes salaries that are derived in part from the management fee we pay to the Manager.
Our Management Agreement does not require that any specified amount or percentage of the management fees we pay to our Manager be allocated to our named executive officers. However, we estimate that the aggregate compensation of our named executive officers that may reasonably be associated with their management of our Company (exclusive of any salary or other arrangements payable to our executive officers that is attributable to their roles as employees of the Manager) totaled $1,837,000 for 2020. This aggregate amount represents approximately 21.7% of the $8,456,000 in total management fees and reimbursements paid by us to our Manager for 2020.
Of the aggregate cash compensation paid by our Manager to our named executive officers in 2020 that was reasonably associated with their management of our Company, we estimate that approximately 43% represented fixed compensation (e.g., salaries) and 57% represented variable compensation (e.g., performance-based bonuses). Our Manager does not use a specific formula to calculate the variable pay portion of our named executive officers’ compensation. Generally, in determining each executive’s variable pay, our Manager will take into account factors such as the individual’s position, his or her contribution to our business, the performance of the Company, market practices, and, with respect to the CEO and President, the recommendations of our Compensation Committee, and applies its discretion in considering and weighing such factors.
Cash compensation to our CFO, Ms. Doyle, is paid by our Manager and Servicer and based on the employment agreement as described under “Employment Agreement with Ms. Mary Doyle”. Our Manager does not use a specific formula to calculate the cash compensation for our CFO. In determining our CFO’s compensation, our Manager expects to take into account factors such as her contribution to our business, the performance of the Company, market practices and comparisons with peers, the recommendations of our Compensation Committee, and will apply its discretion in considering and weighing such factors.
Equity Compensation
Our Board has delegated its administrative responsibilities under the 2016 Equity Incentive Plan to the Compensation Committee. Our Compensation Committee, which consists solely of independent directors, is responsible for overseeing the equity incentive component of our compensation program, and approves and recommends all equity awards granted pursuant to our 2016 Equity Incentive Plan, which awards are then ratified by the Board. We grant equity compensation to our named executive officers and pay part of our management fees to our Manager in equity awards under the 2016 Equity Incentive Plan. Such equity compensation paid to our named executive officers and our Manager is designed to align the interests of our employees, our Manager and personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement with those of our stockholders, by allowing our Manager and personnel of our Manager and its affiliates to share in the creation of value for our stockholders through stock appreciation and dividends. These awards further provide flexibility to us in our ability to enable our Manager and its affiliates who support our Manager to attract, motivate and retain talented individuals. Restricted shares of Common Stock issued to our independent directors in respect to a portion of their annual director fees are also issued under this plan.
We periodically review our equity compensation program to ensure it reflects strong governance practices and the best interests of our stockholders, while striving to meet the following core objectives:
•
Pay for Performance — Our equity compensation program is designed to generate and reward superior individual and collective performance by ensuring that equity compensation is commensurate with the level of achieved company results.

•
Strengthen our Ability to Retain our Work Force — We are a specialized company operating in a highly competitive industry, and our continued success depends on retaining our talented executive team. Our equity compensation program is designed to attract and retain highly qualified executives whose abilities and expertise are critical to our long-term success and our competitive advantage. Continued success over the long term will create opportunities for our named executive officers through their common stock ownership by enabling them to participate in any future appreciation of our common stock and receive dividends.

•
Align Interests with Stockholders — We are committed to using our equity compensation program to increase executive stock ownership over the long term and focus our named executive officers’ attention on creating value for our stockholders. We believe that equity ownership directly aligns the interests of our named executive officers with those of our stockholders and encourages our named executive officers to focus on creating long-term stockholder value. Accordingly, our named executive officers are prohibited from hedging company stock.

Restricted stock that are granted to our named executive officers under our 2016 Equity Incentive Plan provide for ratable vesting on an annual basis over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Payments Upon Termination or Change in Control.” Under certain circumstances, our named executive officers may be required to forfeit their respective restricted stock awards pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Sarbanes-Oxley Act of 2002, applicable stock exchange listing rules, or any clawback or recoupment policy adopted by the Board or Compensation Committee. The restricted stock awards are treated as issued and outstanding as of the grant date and each named executive officer is entitled to vote the shares and receive dividends as declared and paid thereon; however, the restricted stock remains subject to forfeiture if the executive officer does not comply with the terms of the award agreement, including where the executive officer voluntarily terminates his or her employment with our external manager prior to any applicable vesting dates.
In 2020, our Compensation Committee and Board approved the grant of an aggregate amount of 20,000 shares of restricted common stock (the “2020 Restricted Stock Awards”) under our 2016 Equity Incentive Plan to our named executive officers, which awards are set forth in greater detail below under “Grants of Plan-Based Awards.” The 2020 Restricted Stock Awards were granted to our named executive officers in recognition of our overall development and the financial performance of the business during the fiscal year ended December 31, 2020. Consistent with our compensation philosophy and objectives discussed above, our Compensation Committee considered a number of key Company results and developments in determining whether it was appropriate to grant awards for the fiscal year ended December 31, 2020. When determining the amount of individual equity awards granted to our named executive officers, our Compensation Committee took into account the individual’s expected and actual job performance, the individual’s ability to influence the outcome of our Company’s future performance, the value of the award in retaining and motivating key personnel, comparable compensation data for similarly situated peers and economic and market conditions generally. Our Compensation Committee considered all of these factors in exercising its discretion to determine the equity awards granted to each named executive officer for his or her performance during 2020.
Our Compensation Committee’s decision on whether to approve any equity awards in future periods will depend on a number of factors, including intrinsic value creation, shareholder return relative to our peers, achievement of performance objectives reflected in our annual budget and other considerations in the Compensation Committee’s sole discretion.
Management Fees
We believe our performance is one of the important factors in determining compensation and our management fees to our Manager are linked closely to our performance. Under the Management Agreement, we pay a quarterly base management fee based on our stockholders’ equity and quarterly and annual incentive management fees based on our cash distributions to stockholders for the applicable period. Our Manager is entitled to an incentive fee only if the sum of dividends declared by our Board from REIT taxable income plus an increase in our book value per share, in combination, exceed 8% on an annualized basis, which on an annualized basis exceeds 8% of our book value per share, and upon earnings exceeding certain thresholds for a given series of calendar quarters. The incentive fee is payable at the same time that the dividend is payable to our stockholders. Our Manager will not receive any incentive fee in respect of a dividend constituting a return of capital. We believe structuring our management fees to be tied closely to our performance along with partial payment of such fees in equity awards, better aligns our Manager’s interests with our stockholders and mitigates the possibility of excessive risk taking.
Role of Compensation Consultant in Compensation Decisions
The Compensation Committee has not engaged a compensation consultant to date.
Role of Named Executive Officers in Equity-Based Compensation Decisions
Our Compensation Committee makes all equity-based compensation decisions related to our named executive officers. Our Compensation Committee receives input from Mr. Mendelsohn, our Chief Executive Officer, regarding the equity compensation and performance of named executive officers other than himself, including recommendations as to the equity compensation levels that he believes are commensurate with an individual’s job performance, skills, experience and qualifications to our Company, as well as with our compensation philosophy, external market data and considerations of internal equity. Mr. Mendelsohn regularly attends meetings of our Compensation Committee, except when our Compensation Committee is meeting in executive session or when his own equity compensation arrangements are being considered. Our Compensation Committee communicates its views and decisions regarding equity compensation arrangements for our named executive officers to Mr. Mendelsohn, who is generally responsible for implementing such arrangements.
Tax Treatment of Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) disallows a federal income tax deduction for any publicly held corporation with respect to individual compensation exceeding $1 million in any taxable year paid to a corporation’s chief executive officer and certain other executive officers; beginning in 2018, pursuant to a change to Section 162(m), this limitation generally applies to payments made to employees or former employees who held those positions at any time beginning in 2017, or to their beneficiaries. The changes to Section 162(m) also greatly restrict the ability to design compensation for these officers in a way to ensure its deductibility for a company subject to Section 162(m). We do not have any employees whose compensation exceeded $1 million in 2018. We do not believe that Section 162(m) has been or is currently applicable to us and, therefore, we do not currently consider the effects of Section 162(m) on the compensation paid to our named executive officers by our Manager or the degree to which it would be advisable to structure the amount and form of equity compensation to our named executive officers so as to maximize our ability to deduct it. If we were to determine that Section 162(m)

was applicable to us, our Compensation Committee retains the discretion to provide compensation in an amount or form that would not be deductible under Section 162(m) in circumstances under which it believes the exercise of such discretion would be in the best interest of our company.
Our 2016 Equity Incentive Plan provides that, with respect to awards intended to qualify for relief from the limitations of Section 162(m) of the Code, the maximum number of shares that may underlie awards over any three-year period to any eligible person may not exceed 500,000 as options and 500,000 as other grants. If we were subject to Section 162(m), these limitations on awards would be required under prior Section 162(m) to qualify for deduction of payments to certain officers to settle the awards. As indicated above, management does not believe that Section 162(m) is applicable to us and, moreover, these limitations on awards no longer qualify payments of the awards for deduction; therefore, management does not currently consider and has not previously considered such restrictions in connection with the granting of prior awards.
Compensation Risk Assessment
We believe that our compensation policies and practices are aligned with the interests of our stockholders and do not create risks that are reasonably likely to have a material adverse effect on our Company. We do not believe that our fee arrangement with our Manager or the equity awards granted by us to our named executive officers encourages inappropriate risk taking. As noted above, we are externally managed by our Manager pursuant to the terms of the Management Agreement and all decisions regarding cash compensation paid to our named executive officers are made by our Manager. Cash compensation paid by our Manager to the individuals serving as our Chief Executive Officer and President, includes salaries that are derived in part from the management fee we pay to our Manager and in part from various other revenue streams generated by our Manager in its ordinary course of operations.
The base management fee under the Management Agreement is calculated based on a fixed percentage of stockholder equity and is payable quarterly. Calculation of the base management fee is not primarily dependent upon our financial performance or the performance of our named executive officers, thus the base management fee does not create an incentive for our management to take excessive or unnecessary risks. Specifically, the use of stockholders’ equity to calculate the base management fee does not result in leveraged pay-out curves, steep pay-out cliffs, or set unreasonable goals and thresholds, each of which can promote excessive and unnecessary risks. Our independent directors review our Manager’s performance annually and are provided with the base management fees and expenses each quarter, providing a check upon any improper effort by our management to increase compensation payments indirectly via the pass-through of costs. We will continue to have certain costs allocated to us by our Manager for compensation, data services and proprietary technology and other costs, but most expenses we incur with third-party vendors are paid directly by us. The base management fee itself cannot be increased or revised without the approval of our independent directors. See “Certain Relationships and Related Party Transactions — Management Agreement” for further discussion of the terms of the Management Agreement, including the base management fee payable to our Manager thereunder and our expense reimbursement obligation to our Manager.
In 2020, we granted equity awards to our named executive officers pursuant to our 2016 Equity Incentive Plan. Restricted stock awards granted to our executive officers generally provide for ratable vesting over a three-year period, with accelerated vesting occurring under certain circumstances, as described in greater detail below under “Payments Upon Termination or Change in Control.” We believe that the vesting restriction is an important retention device and encourages our named executive officers to focus on sustaining our Company’s long-term performance and delivering total return to our stockholders rather than encouraging decisions that result in a short-term benefit for our Company.
Employment Agreement with Ms. Mary Doyle
On March 29, 2016, we, our Manager, our Servicer, and an Aspen Capital affiliate (collectively, the “Companies”) had entered into an employment agreement with Mary Doyle, who serves as the CFO of each entity. The employment agreement provided for a base salary of $250,000 and an annual target bonus opportunity equal to 60% of Ms. Doyle’s base salary, with the amount actually earned based on the achievement of certain performance objectives. On March 4, 2019, we renewed the employment agreement with Ms. Doyle increasing her base salary to $315,000 and the annual target bonus opportunity to 59% of Ms. Doyle’s new base salary, with the amount actually earned based on the achievement of certain performance objectives. The renewed employment agreement has a three-year term, which may be extended if agreed to by the parties. Ms. Doyle is also eligible to participate in any equity plans that may be adopted during her employment term, and she is entitled to participate in and receive such benefits or rights as may be provided to other employees under any group employee benefit plan provided during her employment term.
The employment agreement provided that, if Ms. Doyle’s employment is terminated:
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for cause, by Ms. Doyle for any reason, or due to Ms. Doyle’s death or disability, Ms. Doyle will receive salary and benefits through the date of her termination and provision of any vested benefits, which will be provided in accordance with the terms and conditions of the plans or programs under which such vested benefits arise; or

•
without cause, Ms. Doyle shall receive the amounts described above and a lump sum severance payment equal to one year of her annual base salary at the time of termination.

The term “cause” is defined to include (a) Ms. Doyle or any of the Companies (as a result of the acts or omissions of Ms. Doyle) having materially breached its Operating Agreement or the Management Agreement between us and our Manager, (b) Ms. Doyle or any of the Companies (as a result of the acts or omissions of Ms. Doyle) being subject to disciplinary action or disqualification by a regulator or self-regulatory organization or an examination, investigation or other inquiry or proceeding by any governmental authority that is reasonably likely to impair our ability to engage in business, (c) commission of a felony or other serious crime or violation of federal or state laws (including any crime of dishonesty or disloyalty), (d) certain actions that caused or are reasonably likely to cause a substantial public disgrace or disrepute or substantial economic harm, or (e) Ms. Doyle’s breach of the employment agreement.
Ms. Doyle’s right to receive the severance payment is subject to her delivery and non-revocation of an effective general release of claims in favor of us and our affiliates and compliance with confidentiality, noncompetition, and nonsolicitation covenants.
Compensation Committee Report
The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Great Ajax Corp. (the “Company” or “our”) evaluates and establishes equity award compensation for our Thetis Asset Management LLC (the “Manager”) and our directors and officers, employees and other personnel of our Manager and its affiliates who support our Manager in providing services to us under our management agreement (the “Management Agreement”) with our Manager and administers our 2016 Equity Incentive Plan. The Compensation Committee consults with our Manager when determining the level of grants under our 2016 Equity Incentive Plan to be payable to our Manager, our executive officers and other personnel of our Manager and its affiliates who support our Manager in providing services to us under our Management Agreement. While our management has the primary responsibility for our financial reporting process, including the disclosure of executive compensation, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement. The Compensation Committee believes that the Compensation Discussion and Analysis fairly represents the philosophy, intent and actions of the Compensation Committee with regard to executive compensation. The Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement for filing with the Securities and Exchange Commission.
J. Kirk Ogren, Jr.
Paul Friedman
John C. Condas
The foregoing Compensation Committee Report shall not be deemed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Lawrence Mendelsohn(2)	2020	―	―	38,200	―	―	―	―	38,200
	2019	―	―	195,160	―	―	―	―	195,160
	2018	―	―	108,640	―	―	―	―	108,640
Mary Doyle	2020	315,000(3)	313,500(3)	76,400	―	―	―	―	704,900
	2019	275,208(3)	162,000(3)	97,580	―	―	―	―	534,788
	2018	250,000(4)	150,000(4)	54,320	―	―	―	―	454,320
Russell Schaub(5)	2020	―	―	76,400	―	―	―	―	76,400
	2019	―	―	97,580	―	―	―	―	97,580
	2018	―	―	54,320	―	―	―	―	54,320

(1)
The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards of restricted shares of common stock calculated under US GAAP ASC 718. Under ASC 718, the grant date fair value is calculated using the closing market price of our common stock on the date of grant.

(2)
Mr. Mendelsohn is an employee of our Manager and is not paid cash compensation by us.

(3)
Amounts represent compensation for Ms. Doyle’s service as our Chief Financial Officer pursuant to her employment agreement dated March 4, 2019.

(4)
Amounts represent compensation for Ms. Doyle’s service as our Chief Financial Officer pursuant to her employment agreement dated March 29, 2016.

(5)
Mr. Schaub is an employee of our Servicer and is not paid cash compensation by us.

Grant of Plan-Based Awards
The following table summarizes certain information regarding all plan-based awards granted during the 2020 fiscal year to our named executive officers.
Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target(1) (#)	Maximum (#)
Lawrence Mendelsohn	8/13/20	―	―	―	―	4,000	―	―	―	―	38,200
Mary Doyle	8/13/20	―	―	―	―	8,000	―	―	―	―	76,400
Russell Schaub	8/13/20	―	―	―	―	8,000	―	―	―	―	76,400

(1)
Stock grants are a single issue with no threshold or maximum.

Outstanding Equity Awards at Fiscal Year End
Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(1) ($)
Lawrence Mendelsohn	―	―	―	―	―	16,000	204,520	16,000	204,520
Mary Doyle	―	―	―	―	―	14,000	159,560	14,000	159,560
Russell Schaub	―	―	―	―	―	14,000	159,560	14,000	159,560

(1)
Market value amounts are based on grant date fair value.

Options Exercises and Stock Vested during 2020
Name	Option awards		Stock awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Lawrence Mendelsohn	―	―	13,000	180,317
Mary Doyle	―	―	5,000	69,233
Russell Schaub	―	―	5,000	69,233

(1)
Realized value on vesting is based on grant date fair value.

Pension Benefits
Our named executive officers received no benefits in the 2020 fiscal year from us under defined pension or defined contribution plans.
Nonqualified Deferred Compensation
We do not have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for our named executive officers.
Potential Payments Upon Termination or Change in Control
Our named executive officers are employees of our Manager or its affiliates and therefore we generally have no obligation to pay them any form of compensation upon their termination of employment. However, the 2016 Equity Incentive Plan provides that, in the event of a “change in control” (as such term is defined in our 2016 Equity Incentive Plan), the following would apply:
(i) where awards are not being assumed or continued, all outstanding awards, excluding performance awards (as such term is defined in our 2016 Equity Incentive Plan), will be deemed to have vested and the shares subject thereto will be delivered, and all Dividend Equivalent Rights (as such term is defined in our 2016 Equity Incentive Plan) shall be deemed to have vested and the shares subject thereto shall be delivered, immediately prior to the occurrence of such change in control. For performance awards, if less than half of the performance period has lapsed, the awards would be converted into restricted stock or stock units assuming target performance has been achieved (or unrestricted stock if no further restrictions apply). If more than half the performance period has lapsed, the awards shall be converted into restricted stock or stock units based on actual performance to date (or unrestricted stock if no further restrictions apply). If actual performance is not determinable, then performance awards shall be converted into restricted stock or stock units assuming target performance has been achieved, based on the discretion of the Committee (or unrestricted stock if no further restrictions apply); and
(ii) where awards are being assumed or continued, the 2016 Equity Incentive Plan and awards theretofore granted would continue in the manner and under the terms so provided in the event of any change in control to the extent that provision is made in writing in connection with such change in control for the assumption or continuation of the awards theretofore granted, or for the substitution for such awards for new awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices.
In addition, the Management Agreement is in effect until March 5, 2034 and is automatically renewed for successive one-year terms each anniversary date thereafter unless terminated by a party in accordance with the Management Agreement. Neither we nor the Manager may terminate the Management Agreement without cause during the first 24 months of the initial term of the Management Agreement. Thereafter, we may either terminate the Management Agreement without cause or, at the expiration of its term, elect not to renew the Management Agreement upon the determination of at least two-thirds of the our independent directors that (i) there has been unsatisfactory performance by the Manager that is materially detrimental to the Company, or (ii) the compensation payable to the Manager under the Management Agreement is unreasonable; provided that the Company shall not have the right to terminate the Management Agreement under clause (ii) if the Manager agrees to compensation that at least two-thirds of our independent directors determine is reasonable pursuant to the Management Agreement. In recognition of the level of the upfront effort required by the Manager to structure and acquire the assets of the Company and the ongoing commitment of resources by the Manager, in the event that the Management Agreement is terminated by the Company, we are obligated to pay to the Manager, on the date on which such termination is effective, a termination fee (the “Termination Fee”). The Termination Fee will be equal to twice the combined base management fees and incentive fees earned by the Manager during the 12-month period immediately preceding the date of termination, calculated as of the end of the most recently completed fiscal quarter prior to the date of termination. From and after the effective date of termination of the Management Agreement, the Manager will not be entitled to compensation for further services under the Management Agreement, but would be paid all compensation accruing to the date of termination and any applicable Termination Fee.
Pay Ratio
The pay ratio disclosure rules of Item 402(u) of Regulation S-K requires an issuer to disclose the ratio of the total compensation of the median employee of the issuer and its consolidated subsidiaries, if any, to the total compensation of the issuer’s Chief Executive Officer. Because we are externally-managed and therefore have no employees, we do not believe such pay ratio disclosure would provide meaningful information to our stockholders and, therefore, do not provide this disclosure in the proxy statement.
Equity Compensation Plan Information
Plan	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
2016 Equity Incentive Plan	―	―	1,462,109
2014 Director Equity Plan	―	―	76,000
Total	―	―	1,538,109

2016 Equity Incentive Plan
Our 2016 Equity Incentive Plan (the “Equity Incentive Plan”) aims to attract and retain non-employee directors, executive officers, key employees and service providers, including officers and employees of our affiliates, and to stimulate their efforts toward our continued success, long-term growth and profitability. The Equity Incentive Plan authorizes the issuance of up to 5% of our outstanding shares from time to time on a fully diluted basis (assuming, if applicable, the exercise of all outstanding options and the conversion of all warrants and convertible securities, including OP Units and LTIP Units, into shares of common stock). Grants of restricted stock to our officers use grant date fair value of the stock as the basis for measuring the cost of the grant. The cost of grants of restricted stock to employees of our affiliates is determined using the stock price as of the date at which the counterparty’s performance is complete. Forfeitures are accounted for in the period in which they occur. The shares vest over three years, with one third of the shares vesting on each of the first, second and third anniversaries of the grant date. The shares may not be sold until the third anniversary of the grant date.
Our Board may amend or terminate the Equity Incentive Plan at any time; provided that no amendment may adversely impair the benefits of participants with respect to outstanding awards without the participants’ consent or violate the Equity Incentive Plan’s prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of the plan. Unless terminated sooner by our Board, the Equity Incentive Plan will terminate on the tenth anniversary of its approval by stockholders.
2014 Director Equity Plan
Our 2014 Director Equity Plan (the “Director Plan”) is designed to promote our interests by attracting and retaining qualified and experienced individuals for service as non-employee directors. The Director Plan is administered by our board of directors. The total number of shares of common stock or other stock-based award, including grants of LTIP units from our operating partnership available for issuance under the Director Plan is 100,000 shares. At the closing of the Original Private Placement, Messrs. Handley and Ogren each were granted restricted stock awards of 2,000 shares of our common stock, and at the closing of our IPO, Mr. Condas was granted 2,000 restricted shares of our common stock. In July 2016, upon joining the Board, Mr. Friedman was also granted restricted stock awards of 2,000 shares of our common stock. In March 2021, upon joining the Board, Ms. Haggerty was also granted restricted stock awards of 2,000 shares of our common stock. In February 2018, Messrs. Condas, Friedman, Handley and Ogren were each granted restricted stock awards of 3,000 shares of our common stock, with 1,500 shares subject to a one-year vesting period.
The Director Plan permits the grant of shares of our common stock in the form of restricted stock. A restricted stock award is an award of a specified number of shares of our common stock which may be subject to forfeiture upon the occurrence of specified events. The expiration of any restriction period may be conditioned on continued employment over a period of time or upon any other criteria as determined by the board of directors. During such time as shares awarded under the Director Plan are under restriction, holders of restricted stock have the right to receive any dividends paid on our common stock and to vote the shares of restricted stock. The Director Plan also permits the grant of stock awards that are free of forfeiture provisions, and the grant of awards valued in whole or in part by reference to, or otherwise calculated by reference to or based on, shares of common stock, including, without limitation, interests in a subsidiary of the Company or interests in our operating partnership, such as LTIP units. The Board may condition the expiration of any restriction period on continued service over a period of time with the company or upon any other criteria, as specified in the award agreement.
The Director Plan contains customary provisions to adjust the grants of restricted stock and other awards in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the common stock, or other interests subject to the awards under the Director Plan. In the event of a Change of Control (as defined in the Director Plan) of the Company, the Board may, on a holder by holder basis, take any of the following actions, either singly or in combination: (i) fully vest and/or accelerate the restriction period of any awards; (ii) cancel and/or redeem any outstanding awards with respect to all common stock or other interests for which the award is subject to forfeiture in exchange for a cash payment of an amount determined by the board; (iii) require that the award be assumed by any successor corporation or that awards for shares of other interests in the company or any other entity be substituted for such award; or (iv) take such other action as the Board shall determine to be reasonable under the circumstances.
The Director Plan shall remain in full force and effect until the tenth anniversary of the date of its adoption by the Board, or if earlier, the date it is terminated by the Board. The Board may amend, suspend or terminate the Director Plan at any time. However, no amendment is permitted without stockholder approval if such approval is required by applicable law or applicable requirements of any securities exchange or similar entity. The Board may amend outstanding awards, provided, however, that in the case of amendments adverse to the holder, the board of directors must obtain the holder’s consent to any such amendment unless the amendment is required by certain tax laws.

COMPENSATION OF DIRECTORS
Through the end of the first quarter of 2019, each of our independent directors received an annual fee of $75,000, payable quarterly, half in shares of our common stock and half in cash. On February 25, 2019, our Board authorized an increase in the annual compensation of our independent directors from $75,000 to $100,000, 40% of which is payable in shares of our common stock and 60% in cash, to be effective for calendar quarters beginning April 1, 2019. The value of the shares is determined in the same manner as the value of the shares to be paid to our Manager as part of its base management fee (see “Certain Relationships and Related Party Transactions Management Agreement”). The non-independent directors, including Mr. Begleiter, are not entitled to any compensation for serving as a director. We reimburse all our Directors for their reasonable travel expenses incurred in connection with their attendance at board and committee meetings.
In July 2014, pursuant to the 2014 Director Equity Plan (see “Certain Relationships and Related Party Transactions 2014 Director Equity Plan”), Messrs. Handley and Ogren, members of our Board who are identified as independent directors (see “Corporate Governance and Board Matters Independence of Directors” above) were each granted restricted stock awards of 2,000 shares of common stock, which were subject to a one-year vesting period. Mr. Condas, who was also identified by our Board as independent (see “Corporate Governance and Board Matters Independence of Directors” above), received a similar grant when he joined the Board following our IPO in February 2015. In addition, Mr. Friedman, who was also identified by our Board as independent, received a similar grant when he joined the Board in July 2016. Ms. Haggerty, who was also identified by our Board as independent, was granted a restricted stock award of 2,000 shares of common stock, which vested immediately, when she joined the Board in March 2021. The chair of each committee of the Board other than the Audit Committee and the Investment Supervisory Committee also receives an additional cash payment of $10,000 per year. The chair of the Audit Committee receives an additional cash payment of $15,000 per year.
The following table sets forth information regarding the compensation paid during 2020 to each of our independent directors:
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John C. Condas	60,000	37,891	97,891
Paul Friedman	60,000	37,891	97,891
Mary Haggerty(2)	—	—	—
Jonathan Bradford Handley, Jr	75,000	37,891	112,891
J. Kirk Ogren, Jr	80,000	37,891	117,891

(1)
Includes payment of the quarterly directors’ fees which are payable in shares of common stock.

(2)
Ms. Haggerty joined the board March 8, 2021 and therefore did not receive compensation during 2020.

REPORT OF THE AUDIT COMMITTEE
For the 2020 calendar year, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Great Ajax Corp. (the “Company”) was comprised of Messrs. Friedman, Handley and Ogren, with Mr. Handley serving as its chairperson*. The members of the Audit Committee are appointed by and serve at the discretion of the Board. One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s consolidated financial statements. The Company’s management team has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020 with our management.
The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
The Audit Committee has received both the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Moss Adams LLP its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements for 2020 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the Securities and Exchange Commission.
Respectfully submitted,
The Audit Committee of the Board of Directors
Jonathan Bradford Handley, Jr. (Chairman)
Paul Friedman
J. Kirk Ogren, Jr.
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

•
Ms. Haggerty joined the Board of Directors and the Audit Committee on March 8, 2021 and was not a member of the Audit Committee during calendar year 2020.

PRINCIPAL STOCKHOLDERS
The following table sets forth the total number and percentage of our shares of common stock beneficially owned as of April 14, 2021 by: (1) each holder of more than 5% of our common stock; (2) each director; (3) our CEO and our other executive officers; and (4) all executive officers and directors as a group. The information with respect to beneficial ownership is based on publicly available information and information provided to us by the holders.
	Shares Beneficially Owned
	Number	Percent
Wellington Management Group LLP(1)	3,939,040	17.1%
FMR LLC(2)	3,639,928	15.8%
BlackRock Inc(3)	2,066,145	9.0%
Ithan Creek Master Investors(4)	1,301,281	5.7%
Almitas Capital LLC(5)	1,276,658	5.6%
Lawrence Mendelsohn(6)(7)(8)(9)(10)(11)(12)(13)	1,125,732	4.9%
Aspen Yo LLC(10)(13)	927,343	4.0%
Thetis Asset Management LLC(13)	564,960	2.5%
Gregory Funding LLC	284,285	1.2%
Russell Schaub(12)(14)(15)(16)	110,240	*
Jonathan Bradford Handley, Jr.(12)(17)	102,547	*
GAFS	77,627	*
Mary Doyle(12)	68,273	*
J. Kirk Ogren, Jr.(12)(18)(19)(20)	43,005	*
Paul Friedman(12)(21)	21,244	*
John C. Condas(12)	20,776	*
Mary Haggerty(22)	2,000	*
Steven L. Begleiter(23)	—	*
Executive officers and directors as a group (9 persons)(24)	1,493,817	6.5%

*
Less than 1%.

(1)
As of December 31, 2020, as reported on Schedule 13G. Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is an indirect subsidiary of Wellington Management Group LLP. The shares indicated in the table are held of record by investment advisory clients of Wellington Management Group LLP. Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP may be deemed to beneficially own the shares indicated in the table, and have shared voting power and dispositive power with respect to such shares. The business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(2)
As of December 31, 2020, as reported on Schedule 13G. FMR LLC is a parent holding company. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. 3,639,928 shares are held by Abigail P. Johnson and 2,719,874 shares are held by Fidelity Real Estate Income Fund. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(3)
As of December 31, 2020, as reported on Schedule 13G. BlackRock, Inc. is a parent holding company. The business address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(4)
As of December 31, 2020, as reported on Schedule 13G. The address of Ithan Creek Master Investors (Cayman) L.P. is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(5)
As of December 31, 2020, as reported on Schedule 13G. The business address for Almitas Capital LLC is 1460 4th Street, Suite 300 Santa Monica, California 90401.

(6)
Includes 335 shares owned by or for the benefit of his spouse and child who live in his home.

(7)
Includes 16,061 shares owned by Flanders Street Capital Partners I., L.P., which is managed by Flanders Street Capital Management which is wholly owned by Mr. Mendelsohn. Mr. Mendelsohn disclaims beneficial ownership of the securities held by Flanders Street Capital Partners I., L.P. except to the extent of his pecuniary interest therein.

(8)
Includes 9,191 shares owned by the Mendelsohn Family Limited Partnership, which is managed by Mr. Mendelsohn and certain members of his family which are partners of Mendelsohn Family Limited Partnership. Mr. Mendelsohn disclaims beneficial ownership of the securities held by Mendelsohn Family Limited Partnership except to the extent of his pecuniary interest therein.

(9)
Includes 1,642 and 377 shares owned by RPM Capital LLC and AIM Capital LLC respectively, which is managed by Mr. Mendelson.

(10)
Includes 564,960 shares owned by our Manager, 284,285 shares owned by our Servicer, 471 shares owned by Aspen Yo LLC (“Aspen”) and 77,627 shares owned by GA-FS. Aspen is an affiliate of our Manager and the indirect parent of the Servicer. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 9.2% of the interests in Aspen; Steven Rosenberg, the President of Gregory and the founder of Aspen Capital, controls the other 50% of the manager of Aspen and he or his affiliates own 24.7% of the interests in Aspen. The business address of Aspen is 13190 SW 68th Parkway, Suite 110, Tigard, Oregon 97223. Mr. Mendelsohn disclaims beneficial ownership of the securities held by our Manager and the Servicer except to the extent of his pecuniary interest therein.

(11)
Includes 67,349 shares owned through Aspen Uranus LLC but does not include 8,000 of our convertible notes owned through Aspen Uranus LLC. The notes have a stated principal amount of $25.00 and are convertible, under certain circumstances, into shares of our common stock at a rate of 1.7279 shares per note as of March 17, 2020.

(12)
Share amount agrees to the individual’s most recent Form 4 filed with the SEC.

(13)
Share amount predates the distribution of 43,463 shares from Thetis Asset Management LLC on November 24, 2020.

(14)
Includes 3,628 shares owned by or for the benefit of his spouse and children who live in his home.

(15)
Includes 1,501 shares owned by Shackleton RBS3 LLC, which is managed by Mr. Schaub.

(16)
Share amount predates the shares distributed on November 30, 2020 and March 31, 2021 through the Company’s dividend reinvestment plan, which Mr. Schaub, his spouse and children participate in.

(17)
In addition to the shares shown here, Mr. Handley also owns 10,000 of our convertible notes. The notes have a stated principal amount of $25.00 and are convertible, under certain circumstances, into shares of our common stock at a rate of 1.7279 shares per note as of March 17, 2020.

(18)
Includes 313 shares owned by or for the benefit of his children who live in his home.

(19)
Share amount predates the shares distributed on March 31, 2021 through the Company’s dividend reinvestment plan, which Mr. Ogren and his children participate in.

(20)
In addition to the shares shown here, Mr. Ogren also owns 1,500 of our convertible notes. The notes have a stated principal amount of $25.00 and are convertible, under certain circumstances, into shares of our common stock at a rate of 1.7279 shares per note as of March 17, 2020.

(21)
In addition to the shares shown here, Mr. Freidman also owns 800 of our convertible notes. The notes have a stated principal amount of $25.00 and are convertible, under certain circumstances, into shares of our common stock at a rate of 1.7279 shares per note as of March 17, 2020.

(22)
Share amount agrees to the individual’s most recent Form 3 filed with the SEC.

(23)
Mr. Begleiter is a Managing Director of Flexpoint Ford, LLC, the manager of the investment fund that owns Flexpoint Great Ajax Holdings LLC. However, Mr. Begleiter does not have voting or dispositive power over the shares of common stock owned by Flexpoint Great Ajax Holdings LLC.

(24)
See notes (6), (7), (8), (9), (10), (11), (12), (13), (14), (15), (16), (17), (18), (19), (20), (21), (22) and (23).

The following table sets forth the total number and percentage of our shares of series A preferred stock beneficially owned as of April 14, 2021 by each holder of more than 5% of our series A preferred stock. No directors or executives hold series A preferred stock. The information with respect to beneficial ownership is based on information obtained from American Stock Transfer and Trust, our stock transfer agent.
	Shares Beneficially Owned
	Number	Percent
Magnetar Structured Credit Fund LP(1)	708,400	30.8%
Flexpoint Special Assets Fund LP(2)	400,000	17.3%
Cede & Co (Fast Account)(3)	340,000	14.7%
Magnetar Longhorn Fund LP(1)	327,600	14.2%
Purpose Credit Alternative Fund – F LLC(1)	250,000	10.8%
Magnetar Constellation Fund V LLC(1)	156,400	6.8%
Purpose Credit Alternative Fund – T LLC(1)	125,000	5.4%

(1)
As of March 31, 2021, as reported by American Stock Transfer and Trust, the address of Magnetar Structured Credit Fund LP, Magnetar Longhorn Fund LP, Purpose Credit Alternative Fund — F LLC, Magnetar Constellation Fund V LLC and Purpose Credit Alternative Fund — T are c/o Magnetar Financial LLC, 1603 Orrington Ave, 13th Floor, Evanston, IL 60201.

(2)
As of March 31, 2021, as reported by American Stock Transfer and Trust, the address of Flexpoint Special Assets Fund LP is 676 N Michigan Ave, Suite 3300, Chicago, IL 60611.

(3)
As of March 31, 2021, as by American Stock Transfer and Trust, the address of Cede & Co (Fast Account) is P.O. Box 20, Bowling Green Station, New York, NY 10004.

The following table sets forth the total number and percentage of our shares of series B preferred stock beneficially owned as of April 14, 2021 by each holder of more than 5% of our series B preferred stock. No directors or executives hold series B preferred stock. The information with respect to beneficial ownership is based on information obtained from American Stock Transfer and Trust, our stock transfer agent.
	Shares Beneficially Owned
	Number	Percent
Magnetar Xing He Master Fund LTD(1)	1,200,000	41.4%
Magnetar SC Fund LTD(1)	1,040,000	36.0%
Magnetar Constellation Master Fund LTD(1)	425,000	14.7%
Magnetar Constellation Master Fund V LTD(1)	227,600	7.9%

(1)
As of March 31, 2021, as reported by American Stock Transfer and Trust, the address of Magnetar Xing He Master Fund LTD, Magnetar SC Fund LTD, Magnetar Constellation Master Fund LTD, Magnetar Constellation Master Fund V LTD are c/o Magnetar Financial LLC, 1603 Orrington Ave, 13th Floor, Evanston, IL 60201.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Ownership of our Manager, Great Ajax FS LLC and Aspen Yo LLC
Our Manager
On July 8, 2014, we closed a private offering of shares of our common stock and OP Units. We commenced operations on July 8, 2014. On August 1, 2014, we closed the sale of additional shares of our common stock and OP Units pursuant to the exercise of the additional allotment option we granted to the initial purchaser and placement agent in connection with the July 8, 2014 placement and we refer to these closings as the Original Private Placement. Upon the closing of the Original Private Placement, we received a 19.8% equity interest in our Manager, which is held by GA-TRS LLC, our operating partnership’s wholly owned subsidiary (“Thetis TRS”). Our Manager is owned 19.8% by Thetis TRS, 26.73% by Flexpoint REIT Investor, 26.73% by the Wellington Management Institutional Investor (as defined below) and its wholly owned subsidiaries and the balance of 26.74% by Aspen. At December 31, 2020, we owned 100% of the Operating Partnership.
Great Ajax FS LLC and Aspen Yo LLC
Flexpoint REIT Investor and the Wellington Management Institutional Investor directly or indirectly each own 9.3% of Great Ajax FS LLC (“GA-FS”), the parent of the Servicer and subsidiary of Aspen. See “— Agreement with Wellington Management” below.
On January 26, 2018, we, through Thetis TRS, acquired an 8% ownership interest in GA-FS, the parent of our servicer, Gregory Funding LLC. The acquisition was completed in two transactions. On January 26, 2018, the initial closing, we acquired a 4.9% interest in GA-FS and three warrants, each exercisable for a 2.45% interest in GA-FS upon payment of additional consideration, in exchange for consideration of $1.1 million of cash and 45,938 shares of our common stock. On May 29, 2018, the additional closing, we acquired an additional 3.1% interest in GA-FS, and three warrants, each exercisable for a 1.55% interest in GA-FS in exchange for consideration of $0.7 million of cash and 29,063 shares of our common stock.
Aspen is managed by its manager, MARS Development LLC. Mr. Mendelsohn controls 50% of the manager of Aspen and has certain economic and/or management rights with respect to 9.2% of the interests in Aspen. Steven Rosenberg, the President of Gregory and the founder of Aspen Capital (the business trade name for the group of companies using the Aspen name), controls the other 50% of the manager of Aspen, and he or his affiliates own 24.7% of the interests in Aspen; Mr. Schaub owns 2.9% of the interests in Aspen; partners of Aspen Capital who are not involved in the operations of Aspen own 13.3% of the interests in Aspen, another employee of Aspen owns less than 0.2% of the interests in Aspen, and the balance of the interests in Aspen are held by investors not affiliated with Aspen.
In connection with the closing of the Original Private Placement, Aspen entered into an agreement with us pursuant to which Aspen agreed, for itself and on behalf of its subsidiaries, that it may not engage, without our consent, in any business or provide any services to any other entity that invests in the asset classes in which we intend to invest so long as either we have on hand an average of $25 million in capital available for investment over the previous two fiscal quarters or our independent directors determine that we have the ability to raise capital at or above our most recent book value.
Management Agreement
On July 8, 2014, we entered into a 15-year management agreement (the “Management Agreement”) with the Manager, which was amended and restated on March 5, 2019. Under the Management Agreement, the Manager implements our business strategy and manages our business and investment activities and day-to-day operations of the Company and any joint venture or other strategic arrangement entered into by and among the Company and one or more third-party, unaffiliated entities, subject to oversight by the Board. Among other services, the Manager, directly or through Aspen affiliates, provides us with a management team and necessary administrative and support personnel.

Under the Management Agreement, we pay a quarterly base management fee based on our stockholders’ equity and a quarterly and annual incentive management fees based on our cash distributions to stockholders. We have the option to pay the management fee between 50% to 100% cash at our discretion, and pay the remainder in shares of our common stock. In the event we elect to pay the Manager in shares of our common stock, the calculation to determine the number of shares of our common stock to be issued to the Manager is outlined as follows. The initial $1 million of the quarterly base management fee is payable 75% in cash and 25% in shares of our common stock. Any amount of the base management fee in excess of $1 million is payable in shares of our common stock (at our discretion) until payment is 50% in cash and 50% in shares (the “50/50 split”). Any remaining amount of the quarterly base management fee after the 50/50 split threshold is reached is payable in equal amounts of cash and shares (at our discretion). As for the Manager’s incentive fee, in the event that the payment of the quarterly base management fee has not reached the 50/50 split, all of the incentive fee is payable in shares of our common stock until the 50/50 split occurs. In the event that the total payment of the quarterly base management fee and the incentive fee has reached the 50/50 split, 20% of the remaining incentive fee is payable in shares of our common stock and 80% of the remaining incentive fee is payable in cash.
Our Manager is entitled to quarterly and annual incentive fees only if we declare a dividend from REIT taxable income, which on an annualized basis exceeds 8% of our book value per share, and upon earnings exceeding certain thresholds for a given series of calendar quarters. The incentive fees are payable at the same time that the dividend is payable to our stockholders. Our Manager will not receive any incentive fee in respect of a dividend constituting a return of capital. We also reimburse our Manager for all third party, out of pocket costs incurred by our Manager, including third party diligence and valuation consultants, legal expenses, auditors and other financial services. We or the Manager may terminate the management agreement without cause or in connection with any renewal of the management agreement, subject in certain cases, to payment of a termination fee.
Servicing Agreement
Under the servicing agreement, Gregory receives from us servicing fees ranging from 0.65% — 1.25% annually of the unpaid principal balance (“UPB”) (or the fair market value or purchase price of REO we own or acquire). Gregory is reimbursed for all customary, reasonable and necessary out-of-pocket costs and expenses incurred in the performance of its obligations, and the actual cost of any repairs and renovations. The total fees incurred by us for these services is dependent upon the UPB and type of mortgage loans that Gregory services, property values, previous UPB of the relevant loan, and the number of REO properties. The agreement automatically renews for successive one-year terms, subject to prior written notice of non-renewal. In certain cases, we may be obligated to pay a termination fee. The management agreement will automatically terminate at the same time as the servicing agreement if the servicing agreement is terminated for any reason.
Trademark License Agreement
Upon the closing of the Original Private Placement, we entered into a trademark license agreement with Aspen. Under the trademark license, Aspen grants us a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use the name “Great Ajax” and the related logo. We also have a similar license to use the name “Thetis.” The agreement has no specified term. If the Management Agreement expires or is terminated, the trademark license agreement will terminate within 30 days. In the event that this agreement is terminated, all rights and licenses granted thereunder, including, but not limited to, the right to use “Great Ajax” in our name will terminate. Upon the closing of the Original Private Placement, Aspen also entered into a substantially identical trademark license that grants our Manager a non-exclusive, non-transferable, non-sublicensable, royalty-free license to use of the name “Thetis.”
Agreements with Wellington Management
In the Original Private Placement and related investment agreements, an investment fund for which Wellington Management Company LLP is the investment advisor, or the Wellington Management Institutional Investor, acquired the following interests and rights in the aggregate, either directly or through one or more wholly owned subsidiaries:

•
Interests in our common stock 1,645,363 shares of our common stock (inclusive of shares issuable upon redemption of 468,106 OP Units on a 1-for-1 basis);

•
Interests in Great Ajax FS LLC (i) 9.3% of the equity of Great Ajax FS LLC, a subsidiary of Aspen and parent of the Servicer (including the interest-bearing promissory notes from GA-FS in the aggregate principal amount of $1.05 million that automatically converted into 4.9% equity interest in GA-FS on September 15, 2014), and (ii) two non-transferable ten-year warrants, which each permit the holder to acquire an additional 9.4% equity interest in GA-FS at a premium to the original purchase price, exercisable subject to certain regulatory requirements or in the event of a contemporaneous sale of the equity interests of GA-FS; and

•
Interests in our Manager 26.73% of the equity of our Manager.

In addition, the Wellington Management Institutional Investor and other investment funds sponsored and advised by Wellington Management Company LLP sold a 41% equity interest in Little Ajax II, LLC (“Little Ajax II”) to us.
On December 16, 2014, we closed an additional private placement pursuant to which we sold 2,725,326 shares of common stock and 156,000 OP Units, which we refer to as the Second Private Placement. The Wellington Management Institutional Investor purchased 650,000 shares of common stock (inclusive of shares issuable upon redemption of 156,000 OP Units on a 1-for-1 basis) in the Second Private Placement.
On May 22, 2019, all 624,106 OP units held by the Wellington Management Institutional Investor were exchanged for shares of our common stock.
Original Private Placement, Initial Portfolio
Our Manager used the proceeds from the Wellington Management Institutional Investor to acquire 33,333 shares of our common stock in the Original Private Placement. GA-FS contributed to the Servicer the proceeds from the Wellington Management Institutional Investor, which used such funds to acquire 133,334 shares of our common stock. In addition, we used $48.8 million of the proceeds in the Original Private Placement offering to acquire our initial portfolio of mortgage-related assets through acquisition of the 82% equity interests in Little Ajax II partially owned by the Wellington Management Institutional Investor and affiliated entities.
Governance Matters
In connection with their acquisition of interests in our Manager and GA-FS, the Wellington Management Institutional Investor entered into an operating agreement with our Manager and Great Ajax FS LLC pursuant to which our Manager and GA-FS agreed not to take certain actions outside of their respective ordinary course of operations without the consent of the Wellington Management Institutional Investor.
Related Party Transaction Policy
Our Board has adopted a policy and procedure for review, approval and monitoring of transactions involving related persons, including our Manager, the Servicer, directors and executive officers or their immediate family members and stockholders owning 5% or greater of our outstanding stock. Any situation that potentially qualifies as a conflict of interest will immediately be disclosed to the Audit Committee to assess the nature and extent of any concern as well as the appropriate next steps, including whether such situation requires approval of the Board, including a majority of the disinterested directors. Related persons are required to obtain the prior written approval of the Audit Committee before participating in any transaction or situation that may pose a conflict of interest. In considering a transaction, the Audit Committee will consider all relevant factors including (i) whether the transaction is in our best interests; (ii) alternatives to the related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to us. The Audit Committee will periodically monitor any approved transactions to ensure that there are no changed circumstances that would render it advisable for us to amend or terminate the transaction.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of copies of such reports, we believe that all Section 16(a) filing requirements applicable to our directors, officers and 10% stockholders were complied with during 2020 except the following: Mr. Mendelsohn, our Chief Executive Officer, Mr. Schaub, our President, and Ms. Doyle, our Chief Financial Officer, each made one late report with respect to one transaction. The late filings were due to an administrative error.
Other Matters to Come Before the Annual Meeting
No matters are expected to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.
Stockholder Proposals and Nominations for the 2022 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2022 annual meeting of stockholders must be received at our principal executive offices no later than December 15, 2021.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Bylaws, which are on file with the SEC and may be obtained from our corporate secretary upon request. Pursuant to Article II, Section 11 of our current Bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than the close of business on January 14, 2022, nor earlier than December 15, 2021. However, in the event that the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2021 Annual Meeting, notice by the stockholder to be timely must be received no earlier than the 120th day prior to the date of the meeting and not later than the close of business, on the later of the 90th day prior to the date of the meeting or the 10th day following the date of the first public announcement of the meeting.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” is permitted by Maryland law and potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Great Ajax Corp., 13190 SW 68th Parkway, Suite 110, Tigard, OR 97223, Attention: Corporate Secretary, or contact us by telephone at (503) 505-5670. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

By Order of the Board of Directors,
Lauren DeMasi
Secretary
Tigard, OR
April 14, 2021

1 OF 2
1
1

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

PAGE 1 OF 2

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For All	Withhold All	For All Except
☐	☐	☐

____

02 0000000000

1. Election of Directors (Proposal 1)

Nominees

The Board of Directors recommends you vote FOR proposals 2 and 3.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000508285_1 R1.0.0.177

GREAT AJAX CORP. 13190 SW 68TH PARKWAY SUITE 110TIGARD, OR 97223Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/31/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/AJX2021You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/31/2021. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE
COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL # →SHARES 123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following:1.Election of Directors (Proposal 1) For Withhold For All AllAllExcept000 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 01) Lawrence Mendelsohn02) Russell Schaub03) Steven L. Begleiter04) John C. Condas05) Jonathan B Handley, Jr.06) Paul Friedman07) J. Kirk Ogren, Jr.08) Mary HaggertyPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com GREAT AJAX CORP.Annual Meeting of StockholdersJune 1, 2021 by virtual meeting at 9:00 AM Eastern This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lawrence Mendelsohn and Lauren DeMasi, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock, $0.01 par value per share, of Great Ajax Corp. at the Annual Meeting ofStockholders to be held at 9:00 AM Eastern on June 1, 2021, by virtual meeting at www.virtualshareholdermeeting.com/AJX2021. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board ofDirectors' recommendations. For Proposal 1 (election of directors), you may either vote ''FOR'' all of the nominees to the Board of Directors or you may ''WITHHOLD'' your vote for all of the nominees or for any nominee that you specify. For Proposal 2 (ratification of the appointment of Moss Adams LLP), you may vote ''FOR'' or ''AGAINST'' such proposal or ''ABSTAIN'' from voting. For Proposal 3
(Approvalof Executive Compensation), you may vote "FOR" or "AGAINST" such proposal or "ABSTAIN" from voting. If no direction is given when the duly executed proxy is returned, such shares will be voted ''FOR'' all nominees in Proposal 1, and ''FOR'' Proposal 2, and "FOR" Proposal 3. Continued and to be signed on reverse side0000508285_2 R1.0.0.177